THE AMERICAN FUNDS TAX-EXEMPT SERIES I

PRINCIPAL UNDERWRITING AGREEMENT

THIS PRINCIPAL UNDERWRITING AGREEMENT, is between THE AMERICAN FUNDS TAX-EXEMPT SERIES I, a Delaware statutory trust (the "Trust"), and AMERICAN FUNDS DISTRIBUTORS, INC., a California corporation (the "Distributor").

W I T N E S S E T H:

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified investment company which offers two series, each with six classes of shares of beneficial interest, designated as Class A shares, Class B shares, Class C shares, Class F-1 shares, Class F-2 shares, and Class R-5 shares, and it is a part of the business of the Trust, and affirmatively in the interest of the Trust, to offer shares of the Trust either from time to time or continuously as determined by the Trust's officers subject to authorization by its Board of Trustees;

WHEREAS, the Distributor is engaged in the business of promoting the distribution of shares of investment companies through securities broker-dealers; and

WHEREAS, the Trust and the Distributor wish to enter into an agreement with each other to promote the distribution and servicing of the shares of the Trust and of all series or classes of the Trust which may be established in the future;

NOW, THEREFORE, the parties agree as follows:

1.       (a)       The Distributor shall be the exclusive principal underwriter for the sale of the shares of the Trust and of each series or class of the Trust which may be established in the future, except as otherwise provided pursuant to the following subsection (b).  The terms "shares of the Trust" or "shares" as used herein shall mean shares of beneficial interest of the Trust and each series or class which may be established in the future and become covered by this Agreement in accordance with Section 26 of this Agreement.

(b)       The Trust may, upon 60 days written notice to the Distributor, from time to time designate other principal underwriters of its shares with respect to areas other than the North American continent, Hawaii, Puerto Rico, and such countries or other jurisdictions as to which the Trust may have expressly waived in writing its right to make such designation.  In the event of such designation, the right of the Distributor under this Agreement to sell shares in the areas so designated shall terminate, but this Agreement shall remain otherwise in full force and effect until terminated in accordance with the other provisions hereof.

2.       In the sale of shares of the Trust, the Distributor shall act as agent of the Trust except in any transaction in which the Distributor sells such shares as a dealer to the public, in which event the Distributor shall act as principal for its own account.

3.       The Trust shall sell shares only through the Distributor, except that the Trust  may, to the extent permitted by the 1940 Act and the rules and regulations promulgated thereunder or pursuant thereto, at any time:

(a)       issue shares to any corporation, association, trust, partnership or other organization, or its, or their, security holders, beneficiaries or members, in connection with a merger, consolidation or reorganization to which the Trust is a party, or in connection with the acquisition of all or substantially all the property and assets of such corporation, association, trust, partnership or other organization;

(b)       issue shares at net asset value to the holders of shares of capital stock or beneficial interest of other investment companies served as investment adviser by any affiliated company or companies of The Capital Group Companies, Inc., to the extent of all or any portion of amounts received by such shareholders upon redemption or repurchase of their shares by the other investment companies;

(c)       issue shares at net asset value to its shareholders in connection with the reinvestment of dividends paid and other distributions made by the Trust;

(d)       issue shares at net asset value to persons entitled to purchase shares at net asset value without sales charge or contingent deferred sales charge as described in the Trust's current Registration Statement in effect under the Securities Act of 1933, as amended, for each series issued by the Trust at the time of such offer or sale.

4.       The Distributor shall devote its best efforts to the sale of shares of the Trust and shares of any other mutual funds served as investment adviser by affiliated companies of The Capital Group Companies, Inc., and insurance contracts funded by shares of such mutual funds, for which the Distributor has been authorized to act as principal underwriter for the sale of shares.  The Distributor shall maintain a sales organization suited to the sale of shares of the Trust and shall use its best efforts to effect such sales in jurisdictions as to which the Trust shall have expressly waived in writing its right to designate another principal underwriter pursuant to subsection 1(b) hereof, and shall effect and maintain appropriate qualification to do so in all those jurisdictions in which it sells or offers shares for sale and in which qualification is required.

5.       Within the United States of America, all dealers to whom the Distributor shall offer and sell shares must be duly licensed and qualified to sell shares of the Trust.  Shares sold to dealers shall be for resale by such dealers only at the public offering price set forth in the current summary prospectus and/or prospectus of the Trust's Registration Statement in effect under the Securities Act of 1933, as amended ("Prospectus").  The Distributor shall not, without the consent of the Trust, sell or offer for sale any shares of a series or class issued by the Trust other than as principal underwriter pursuant to this Agreement.

6.       In its sales to dealers, it shall be the responsibility of the Distributor to ensure that such dealers are appropriately qualified to transact business in the shares under applicable laws, rules and regulations promulgated by such national, state, local or other governmental or quasi-governmental authorities as may in a particular instance have jurisdiction.

7.       The applicable public offering price of shares shall be the price which is equal to the net asset value per share, as shall be determined by the Trust in the manner and at the time or times set forth in and subject to the provisions of the Prospectus of the Trust.

8.       All orders for shares received by the Distributor shall, unless rejected by the Distributor or the Trust, be accepted by the Distributor immediately upon receipt and confirmed at an offering price determined in accordance with the provisions of the Prospectus and the 1940 Act, and applicable rules in effect thereunder.  The Distributor shall not hold orders subject to acceptance nor otherwise delay their execution.  The provisions of this Section shall not be construed to restrict the right of the Trust to withhold shares from sale under Section 21 hereof.

9.       The Trust or its transfer agent shall be promptly advised of all orders received, and shall cause shares to be issued upon payment therefor in New York or Los Angeles Clearing House Funds.

10.       The Distributor shall adopt and follow procedures as approved by the officers of the Trust for the confirmation of sales to dealers, the collection of amounts payable by dealers on such sales, and the cancellation of unsettled transactions, as may be necessary to comply with the requirements of the Securities and Exchange Commission or the Financial Industry Regulatory Authority ("FINRA"), as such requirements may from time to time exist.

11.       The Distributor, as principal underwriter under this Agreement for Class A shares, shall receive (i) that part of the sales charge which is retained by the Distributor after allowance of discounts to dealers, unless waived by the Distributor for certain qualified fee-based programs, as set forth in the Prospectus of the Trust, and (ii) amounts payable to the Distributor pursuant to the Fund's Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class A shares.

12.       The Distributor, as principal underwriter under this agreement for Class B shares shall receive (i) distribution fees as commissions for the sale of Class B shares and contingent deferred sales charges ("CDSC") (as defined below), as set forth in the Trust's Prospectus, and (ii) shareholder service fees at the rate of 0.25% per annum of the average daily net asset value of Class B shares pursuant to the Fund's Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class B shares (the "Class B Plan").

(a)       In accordance with the Class B Plan, and subject to the limit on asset-based sales charges set forth in NASD Conduct Rule 2830 (and any successor provision thereto), the Trust shall pay to the Distributor or, at the Distributor's direction, to a third-party, monthly in arrears on or prior to the 10th business day of the following calendar month, the Distributor's Allocable Portion (as defined below) of a fee (the "Distribution Fee") which shall accrue daily in an amount equal to the product of (A) the daily equivalent of 0.75% per annum multiplied by (B) the net asset value of the Class B shares of the Fund outstanding on such day.  The Trust agrees to withhold from redemption proceeds of the Class B shares, the Distributor's Allocable Portion of any CDSCs payable with respect to the Class B shares, as provided in the Trust's Prospectus, and to pay the same over to the Distributor or, at the Distributor's direction to a third-party, at the time the redemption proceeds are payable to the holder of such shares redeemed.  Payment of these CDSC amounts to the Distributor is not contingent upon the adoption or continuation of any Class B Plan.

(b)       For purposes of this Agreement, the term "Allocable Portion" of Distribution Fees and CDSCs payable with respect to Class B shares shall mean the portion of such Distribution Fees and CDSC allocated to the Distributor in accordance with the Allocation Schedule attached hereto as Schedule A.

(c)       The Distributor shall be considered to have completely earned the right to the payment of its Allocable Portion of the Distribution Fees and the right to payment of its Allocable Portion of the CDSCs with respect to each "Commission Share" (as defined in the Allocation Schedule attached hereto as Schedule A) upon the settlement date of such Commission Share taken into account in determining the Distributor's Allocable Portion of Distribution Fees.

(d)       The provisions set forth in Section 1 of the Class B Plan (in effect on the date hereof) relating to Class B shares, together with the related definitions are hereby incorporated into this Section 12 by reference with the same force and effect as if set forth herein in their entirety.

13.       The Distributor, as principal underwriter under this agreement for Class C shares shall receive (i) distribution fees as commissions for the sale of Class C shares and CDSCs, as set forth in the Trust's Prospectus, and (ii) shareholder service fees at the rate of 0.25% per annum of the average daily net asset value of Class C shares pursuant to the Fund's Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class C shares (the "Class C Plan").

(a)       In accordance with the Class C Plan, and subject to the limit on asset-based sales charges set forth in NASD Conduct Rule 2830 (and any successor provision thereto), the Trust shall pay to the Distributor, no more frequently than monthly in arrears within 30 days of receipt of an invoice for payment, the Distributor's Allocable Portion (as defined below) of a fee (the "Distribution Fee") which shall accrue daily in an amount equal to the daily equivalent of 0.75% per annum of the net asset value of the Class C shares outstanding on such day.  The Trust agrees to withhold from redemption proceeds of the Class C shares, the Distributor's Allocable Portion of any CDSCs payable with respect to the Class C shares, as provided in the Trust's Prospectus and to pay the same over to the Distributor, or, at the Distributor's direction to a third party, at the time the redemption proceeds are payable to the holder of such shares redeemed.  Payment of these CDSC amounts to the Distributor is not contingent upon the adoption or continuation of any Class C Plan.

(b)       For purposes of this Agreement, the term "Allocable Portion" of Distribution Fees and CDSCs payable with respect to Class C shares shall mean the portion of such Distribution Fees and CDSC allocated to the Distributor in accordance with the Allocation Schedule attached hereto as Schedule B.

(c)       The Distributor shall be considered to have completely earned the right to the payment of its Allocable Portion of the Distribution Fees and the right to payment of its Allocable Portion of the CDSCs with respect to each "Commission Share" (as defined in the Allocation Schedule attached hereto as Schedule B) upon the settlement date of such Commission Share taken into account in determining the Distributor's Allocable Portion of Distribution Fees.

(d)       The provisions set forth in Section 1 of the Class C Plan (in effect on the date hereof) relating to Class C shares, together with the related definitions are hereby incorporated into this Section 13 by reference with the same force and effect as if set forth herein in their entirety.

14.       The Distributor, as principal underwriter under this agreement for Class F-1 shares shall receive (i) distribution fees at the rate of 0.25% per annum of the average daily net asset value of Class F-1 shares as compensation for the sale of Class F-1 shares as set forth in the Trust's Prospectus, and (ii) shareholder service fees at the rate of 0.25% per annum of the average daily net asset value of Class F-1 shares.  The payment of distribution and service fees is pursuant to the Fund's Plan of Distribution under Rule 12b-1 under the 1940 Act relating to its Class F-1 shares (the "Class F-1 Plan").  The actual amounts paid shall be determined by the Board of Trustees of the Trust.

15.       The Distributor, as principal underwriter under this Agreement for Class F-2 shares, shall receive no compensation.

16.       The Distributor, as principal underwriter under this Agreement for the Class R-5 shares, shall receive no compensation for the sale of Class R-5 shares.

17.       The Trust agrees to use its best efforts to maintain its registration as a diversified open-end management investment company under the 1940 Act.

18.       The Trust agrees to use its best efforts to maintain an effective Prospectus under the Securities Act of 1933, as amended, and warrants that such Prospectus will contain all statements required by and will conform with the requirements of such Securities Act of 1933 and the rules and regulations thereunder, and that no part of any such Prospectus, at the time the Registration Statement of which it is a part becomes effective, will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading (excluding any information provided by the Distributor in writing for inclusion in the Prospectus).  The Distributor agrees and warrants that it will not in the sale of shares use any Prospectus, advertising or sales literature not approved by the Trust or its officers nor make any untrue statement of a material fact nor omit the stating of a material fact necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading.  The Distributor agrees to indemnify and hold the Trust harmless from any and all loss, expense, damage and liability resulting from a breach of the agreements and warranties contained in this Section, or from the use of any sales literature, information, statistics or other aid or device employed in connection with the sale of shares.

19.       The expense of each printing of each Prospectus and each revision thereof or addition thereto deemed necessary by the Trust's officers to meet the requirements of applicable laws shall be divided between the Trust, the Distributor and any other principal underwriter of the shares of the Trust as follows:

(a)       the Trust shall pay the typesetting and make-ready charges;

(b)       the printing charges shall be prorated between the Trust, the Distributor, and any other principal underwriter(s) in accordance with the number of copies each receives; and

(c)       expenses incurred in connection with the foregoing, other than to meet the requirements of the Securities Act of 1933, as amended, or other applicable laws, shall be borne by the Distributor, except in the event such incremental expenses are incurred at the request of any other principal underwriter(s), in which case such incremental expenses shall be borne by the principal underwriter(s) making the request.

20.       The Trust agrees to use its best efforts to qualify and maintain the qualification of an appropriate number of the shares of each series or class it offers for sale under the securities laws of such states as the Distributor and the Trust may approve.  Any such qualification for any series or class may be withheld, terminated or withdrawn by the Trust at any time in its discretion.  The expense of qualification and maintenance of qualification shall be borne by the Trust, but the Distributor shall furnish such information and other material relating to its affairs and activities as may be required by the Trust or its counsel in connection with such qualifications.

21.       The Trust may withhold shares of any series or class from sale to any person or persons or in any jurisdiction temporarily or permanently if, in the opinion of its counsel, such offer or sale would be contrary to law or if the Trustees or the President or any Vice President of the Trust determines that such offer or sale is not in the best interest of the Trust.  The Trust will give prompt notice to the Distributor of any withholding and will indemnify it against any loss suffered by the Distributor as a result of such withholding by reason of non-delivery of shares of any series or class after a good faith confirmation by the Distributor of sales thereof prior to receipt of notice of such withholding.

22.       (a)       This Agreement may be terminated at any time, without payment of any penalty, as to the Trust or any series on sixty (60) days written notice by the Distributor to the Trust.

(b)       This Agreement may be terminated as to the Trust or any series or class by either party upon five (5) days written notice to the other party in the event that the Securities and Exchange Commission has issued an order or obtained an injunction or other court order suspending effectiveness of the Registration Statement covering the shares of the Trust or such series or class.

(c)       This Agreement may be terminated as to the Trust or any series or class by the Trust upon five (5) days written notice to the Distributor provided either of the following events has occurred:

(i)      FINRA has expelled the Distributor or suspended its membership in that organization; or

(ii)      the qualification, registration, license or right of the Distributor to sell shares of any series in a particular state has been suspended or canceled by the State of California or any other state in which sales of the shares of the Trust or such series during the most recent 12-month period exceeded 10% of all shares of such series sold by the Distributor during such period.

(d)       This Agreement may be terminated as to the Trust or any series or class at any time on sixty (60) days written notice to the Distributor without the payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or such series or class.

23.       This Agreement shall not be assignable by either party hereto and in the event of assignment shall automatically terminate forthwith.  The term "assignment" shall have the meaning set forth in the 1940 Act. Notwithstanding this Section, this Agreement, with respect to the Trust's Class B shares, has been approved in accordance with Section 26 in anticipation of the Distributor's transfer of its Allocable Portion of Distribution Fees and CDSCs (but not its obligations under this Agreement) to a third-party pursuant to a "Purchase and Sale Agreement" in order to raise funds to cover distribution expenditures, and such transfer will not cause a termination of this Agreement. If Distributor determines to transfer its Allocable Portion of Distribution Fees and CDSCs in respect of Class C shares to a third party, such transfer shall not cause a termination of this Agreement.

24.       No provision of this Agreement shall protect or purport to protect the Distributor against any liability to the Trust or holders of its shares for which the Distributor would otherwise be liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Distributor’s obligations under this Agreement.

25.       This Agreement shall become effective on October 1, 2010.  Unless sooner terminated in accordance with the other provisions hereof, this Agreement shall continue in effect until July 31, 2011, and shall continue in effect from year to year thereafter but only so long as such continuance is specifically approved at least annually by (i) the vote of a majority of the Independent Trustees of the Trust cast in person at a meeting called for the purpose of voting on such approval, and (ii) the vote of either a majority of the entire Board of Trustees of the Trust or a majority (within the meaning of the 1940 Act) of the outstanding voting securities of the Trust.

26.       If the Trust shall at any time issue shares in more than one series or class, this Agreement shall take effect with respect to such series or class of the Trust which may be established in the future at such time as it has been approved as to such series or class by vote of the Board of Trustees and the Independent Trustees in accordance with Section 25.  The Agreement as approved with respect to any series or class shall specify the compensation payable to the Distributor pursuant to Sections 11 through 16, as well as any provisions which may differ from those herein with respect to such series, subject to approval in writing by the Distributor.

27.       This Agreement may be approved, amended, continued or renewed with respect to a series or class as provided herein notwithstanding such approval, amendment, continuance or renewal has not been effected with respect to any one or more other series or class of the Trust.

28.       This Agreement shall be construed under and shall be governed by the laws of the State of California, and the parties hereto agree that proper venue of any action with respect hereto shall be Los Angeles County, California.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in duplicate original by their officers thereunto duly authorized, as of October 1, 2010.

AMERICAN FUNDS DISTRIBUTORS, INC.	THE AMERICAN FUNDS TAX-EXEMPT SERIES I

By:       By:
Kevin G. Clifford                                                                          Jeffrey L. Steele
President                                                                          President and
Principal Executive Officer

By:       By:
David M. Givner                                                                          Michael W. Stockton
Secretary                                                                          Senior Vice President

SCHEDULE A
to the
Principal Underwriting Agreement

ALLOCATION SCHEDULE

The following relates solely to Class B shares.

The Distributor's Allocable Portion of Distribution Fees and CDSCs in respect of Class B shares shall be 100% until such time as the Distributor shall cease to serve as exclusive distributor of Class B shares; thereafter, collections that constitute CDSCs and Distribution Fees relating to Class B shares shall be allocated among the Distributor and any successor distributor ("Successor Distributor") in accordance with this Schedule.

Defined terms used in this Schedule and not otherwise defined herein shall have the meanings assigned to them in the Principal Underwriting Agreement (the "Distribution Agreement"), of which this Schedule is a part.  As used herein the following terms shall have the meanings indicated:

"Commission Share" means each B share issued under circumstances which would normally give rise to an obligation of the holder of such share to pay a CDSC upon redemption of such share (including, without limitation, any B share issued in connection with a permitted free exchange), and any such share shall continue to be a Commission Share of the applicable Fund prior to the redemption (including a redemption in connection with a permitted free exchange) or conversion of such share, even though the obligation to pay the CDSC may have expired or conditions for waivers thereof may exist.

"Date of Original Issuance" means in respect of any Commission Share, the date with reference to which the amount of the CDSC payable on redemption thereof, if any, is computed.

"Free Share" means, in respect of a Fund, each B share of the Fund, other than a Commission Share (including, without limitation, any B share issued in connection with the reinvestment of dividends or capital gains).

"Inception Date" means in respect of a Fund, the first date on which the Fund issued shares.

"Net Asset Value" means the net asset value determined as set forth in the Prospectus of each Fund.

“Omnibus Share” means, in respect of a Fund, a Commission Share or Free Share sold by one of the selling agents maintaining shares in an omnibus account (“Omnibus Selling Agents”).  If, subsequent to the Successor Distributor becoming exclusive distributor of the Class B shares, the Distributor reasonably determines that the transfer agent is able to track all Commission Shares and Free Shares sold by any of the Omnibus Selling Agents in the same manner that NonOmnibus Commission Shares and Free Shares (defined below) are currently tracked, then Omnibus Shares of such Omnibus Selling Agent shall be treated as Commission Shares and Free Shares.

PART I: ATTRIBUTION OF CLASS B SHARES

Class B shares that are outstanding from time to time, shall be attributed to the Distributor and each Successor Distributor in accordance with the following rules;

(1)           Commission Shares other than Omnibus Shares:

(a)       Commission Shares that are not Omnibus Shares ("Non-Omnibus Commission Shares") attributed to the Distributor shall be those Non-Omnibus Commission Shares the Date of Original Issuance of which occurred on or after the Inception Date of the applicable Fund and on or prior to the date the Distributor ceased to be exclusive distributor of Class B shares of the Fund.

(b)       Non-Omnibus Commission Shares attributable to each Successor Distributor shall be those Non-Omnibus Commission Shares the Date of Original Issuance of which occurs after the date such Successor Distributor became the exclusive distributor of Class B shares of the Fund and on or prior to the date such Successor Distributor ceased to be the exclusive distributor of Class B shares of the Fund.

(c)       A Non-Omnibus Commission Share of a Fund issued in consideration of the investment of proceeds of the redemption of a Non-Omnibus Commission Share of another fund (the "Redeeming Fund") in connection with a permitted free exchange, is deemed to have a Date of Original Issuance identical to the Date of Original Issuance of the Non-Omnibus Commission Share of the Redeeming Fund, and any such Commission Share will be attributed to the Distributor or Successor Distributor based upon such Date of Original Issuance in accordance with rules (a) and (b) above.

(2)           Free Shares:

Free Shares that are not Omnibus Shares ("Non-Omnibus Free Shares") of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of a Fund outstanding on such date are attributed to each on such date; provided that if the Distributor and its transferees reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for such Non-Omnibus Free Shares, then such Free Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

(3)           Omnibus Shares:

Omnibus Shares of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of the applicable Fund outstanding on such date are attributed to it on such date; provided that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for the Omnibus Shares, then the Omnibus Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

PART II: ALLOCATION OF CDSCs

(1)           CDSCs Related to the Redemption of Non-Omnibus Commission Shares:

CDSCs in respect of the redemption of Non-Omnibus Commission Shares shall be allocated to the Distributor or a Successor Distributor depending upon whether the related redeemed Commission Share is attributable to the Distributor or such Successor Distributor, as the case may be, in accordance with Part I above.

(2)           CDSCs Related to the Redemption of Omnibus Shares:

CDSCs in respect of the redemption of Omnibus Shares shall be allocated to the Distributor or a Successor Distributor in the same proportion that CDSCs related to the redemption of Non-Omnibus Commission Shares are allocated to each thereof; provided, that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for the Omnibus Shares, then the CDSCs in respect of the redemption of Omnibus Shares shall be allocated among the Distributor and any Successor Distributor depending on whether the related redeemed Omnibus Share is attributable to the Distributor or a Successor Distributor, as the case may be, in accordance with Part I above.

PART III: ALLOCATION OF DISTRIBUTION FEE

Assuming that the Distribution Fee remains constant over time so that Part IV hereof does not become operative:

(1)           The portion of the aggregate Distribution Fee accrued in respect of all Class B shares of a Fund during any calendar month allocable to the Distributor or a Successor Distributor is determined by multiplying the total of such Distribution Fee by the following fraction:

(A + C)/2
(B + D)/2

where:

A =	The aggregate Net Asset Value of all Class B shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the beginning of such calendar month
B =	The aggregate Net Asset Value of all Class B shares of a Fund at the beginning of such calendar month

C =	The aggregate Net Asset Value of all Class B shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the end of such calendar month

D =	The aggregate Net Asset Value of all Class B shares of a Fund at the end of such calendar month

(2)           If the Distributor reasonably determines that the transfer agent is able to produce automated monthly reports that allocate the average Net Asset Value of the Commission Shares (or all Class B shares if available) of a Fund among the Distributor and any Successor Distributor in a manner consistent with the methodology detailed in Part I and Part III(1) above, the portion of the Distribution Fee accrued in respect of all such Class B shares of a Fund during a particular calendar month will be allocated to the Distributor or a Successor Distributor by multiplying the total of such Distribution Fee by the following fraction:

(A)/(B)

where:

A =	Average Net Asset Value of all such Class B shares of a Fund for such calendar month attributed to the Distributor or a Successor Distributor, as the case may be

B =	Total average Net Asset Value of all such Class B shares of a Fund for such calendar month

PART IV: ADJUSTMENT OF THE DISTRIBUTOR'S ALLOCABLE PORTION AND EACH SUCCESSOR DISTRIBUTOR'S ALLOCABLE PORTION

The parties to the Distribution Agreement recognize that, if the terms of any distributor's contract, any distribution plan, any prospectus, the NASD Conduct Rules or any other applicable law change so as to disproportionately reduce, in a manner inconsistent with the intent of this Distribution Agreement, the amount of the Distributor's Allocable Portion or any Successor Distributor's Allocable Portion had no such change occurred, the definitions of the Distributor's Allocable Portion and/or the Successor Distributor's Allocable Portion in respect of the Class B shares relating to a Fund shall be adjusted by agreement among the relevant parties; provided, however, if the Distributor, the Successor Distributor and the Fund cannot agree within thirty (30) days after the date of any such change in applicable laws or in any distributor's contract, distribution plan, prospectus or the NASD Conduct Rules, they shall submit the question to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association and the decision reached by the arbitrator shall be final and binding on each of them.

SCHEDULE B
to the
Principal Underwriting Agreement

ALLOCATION SCHEDULE

The following relates solely to Class C shares.

The Distributor's Allocable Portion of Distribution Fees and CDSCs in respect of Class C shares shall be 100% until such time as the Distributor shall cease to serve as exclusive distributor of Class C shares; thereafter, collections that constitute CDSCs and Distribution Fees relating to Class C shares shall be allocated among the Distributor and any successor distributor ("Successor Distributor") in accordance with this Schedule. At such time as the Distributor's Allocable Portion of the Distribution Fees equals zero, the Successor Distributor shall become the Distributor for purposes of this Allocation Schedule.

Defined terms used in this Schedule and not otherwise defined herein shall have the meanings assigned to them in the Principal Underwriting Agreement (the "Distribution Agreement"), of which this Schedule is a part.  As used herein the following terms shall have the meanings indicated:

"Commission Share" means each C share issued under circumstances which would normally give rise to an obligation of the holder of such share to pay a CDSC upon redemption of such share (including, without limitation, any C share issued in connection with a permitted free exchange), and any such share shall continue to be a Commission Share of the applicable Fund prior to the redemption (including a redemption in connection with a permitted free exchange) or conversion of such share, even though the obligation to pay the CDSC may have expired or conditions for waivers thereof may exist.

"Date of Original Issuance" means in respect of any Commission Share, the date with reference to which the amount of the CDSC payable on redemption thereof, if any, is computed.

"Free Share" means, in respect of a Fund, each C share of the Fund, other than a Commission Share (including, without limitation, any C share issued in connection with the reinvestment of dividends or capital gains).

"Inception Date" means in respect of a Fund, the first date on which the Fund issued shares.

"Net Asset Value" means the net asset value determined as set forth in the Prospectus of each Fund.

"Omnibus Share" means, in respect of a Fund, a Commission Share or Free Share sold by one of the selling agents maintaining shares in an omnibus account ("Omnibus Selling Agents").  If, subsequent to the Successor Distributor becoming exclusive distributor of the Class C shares, the Distributor reasonably determines that the transfer agent is able to track all Commission Shares and Free Shares sold by any of the Omnibus Selling Agents in the same manner as Non-Omnibus Commission Shares and Free Shares (defined below) are currently tracked, then Omnibus Shares of such Omnibus Selling Agent shall be treated as Commission Shares and Free Shares.

PART I:  ATTRIBUTION OF CLASS C SHARES

Class C shares that are outstanding from time to time, shall be attributed to the Distributor and each Successor Distributor in accordance with the following rules;

(1)           Commission Shares other than Omnibus Shares:

(a)          Commission Shares that are not Omnibus Shares ("Non-Omnibus Commission Shares") attributed to the Distributor shall be those Non-Omnibus Commission Shares (i) the Date of Original Issuance of which occurred on or after the Inception Date of the applicable Fund and on or prior to the date the Distributor ceased to be exclusive distributor of Class C shares of the Fund and (ii) that are subject to a CDSC (without regard to any conditions for waivers thereof).

(b)          Non-Omnibus Commission Shares attributable to each Successor Distributor shall be those Non-Omnibus Commission Shares (i) the Date of Original Issuance of which occurs after the date such Successor Distributor became the exclusive distributor of Class C shares of the Fund and on or prior to the date such Successor Distributor ceased to be the exclusive distributor of Class C shares of the Fund and (ii) that are subject to a CDSC (without regard to any conditions for waivers thereof).

(c)          A Non-Omnibus Commission Share of a Fund issued in consideration of the investment of proceeds of the redemption of a Non-Omnibus Commission Share of another fund (the "Redeeming Fund") in connection with a permitted free exchange, is deemed to have a Date of Original Issuance identical to the Date of Original Issuance of the Non-Omnibus Commission Share of the Redeeming Fund, and any such Commission Share will be attributed to the Distributor or Successor Distributor based upon such Date of Original Issuance in accordance with rules (a) and (b) above.

(2)           Free Shares:

Free Shares that are not Omnibus Shares ("Non-Omnibus Free Shares") of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of a Fund outstanding on such date are attributed to each on such date; provided that if the Distributor and its transferees reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for such Non-Omnibus Free Shares, then such Free Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

(3)           Omnibus Shares:

Omnibus Shares of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of the applicable Fund outstanding on such date are attributed to it on such date; provided that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports that track the Date of Original Issuance for the Omnibus Shares, then the Omnibus Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

PART II:  ALLOCATION OF CDSCs

(1)           CDSCs Related to the Redemption of Non-Omnibus Commission Shares:

CDSCs in respect of the redemption of Non-Omnibus Commission Shares shall be allocated to the Distributor or a Successor Distributor depending upon whether the related redeemed Commission Share is attributable to the Distributor or such Successor Distributor, as the case may be, in accordance with Part I above.

(2)           CDSCs Related to the Redemption of Omnibus Shares:

CDSCs in respect of the redemption of Omnibus Shares shall be allocated to the Distributor or a Successor Distributor in the same proportion that CDSCs related to the redemption of Non-Omnibus Commission Shares are allocated to each thereof; provided, that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for the Omnibus Shares, then the CDSCs in respect of the redemption of Omnibus Shares shall be allocated among the Distributor and any Successor Distributor depending on whether the related redeemed Omnibus Share is attributable to the Distributor or a Successor Distributor, as the case may be, in accordance with Part I above.

PART III:  ALLOCATION OF DISTRIBUTION FEE

Assuming that the Distribution Fee remains constant over time so that Part IV hereof does not become operative:

(1)           The portion of the aggregate Distribution Fee accrued in respect of all Class C shares of a Fund during any calendar month allocable to the Distributor or a Successor Distributor is determined by multiplying the total of such Distribution Fee by the following fraction:

(A + C)/2
(B + D)/2

where:

A =	The aggregate Net Asset Value of all Class C shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the beginning of such calendar month
B =	The aggregate Net Asset Value of all Class C shares of a Fund at the beginning of such calendar month

C =	The aggregate Net Asset Value of all Class C shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the end of such calendar month

D =	The aggregate Net Asset Value of all Class C shares of a Fund at the end of such calendar month

(2)           If the Distributor reasonably determines that the transfer agent is able to produce automated monthly reports that allocate the average Net Asset Value of the Commission Shares (or all Class C shares if available) of a Fund among the Distributor and any Successor Distributor in a manner consistent with the methodology detailed in Part I and Part III(1) above, the portion of the Distribution Fee accrued in respect of all such Class C shares of a Fund during a particular calendar month will be allocated to the Distributor or a Successor Distributor by multiplying the total of such Distribution Fee by the following fraction:

(A)/(B)

where:

A =	Average Net Asset Value of all such Class C shares of a Fund for such calendar month attributed to the Distributor or a Successor Distributor, as the case may be

B =	Total average Net Asset Value of all such Class C shares of a Fund for such calendar month

PART IV:  ADJUSTMENT OF THE DISTRIBUTOR'S ALLOCABLE PORTION AND EACH SUCCESSOR DISTRIBUTOR'S ALLOCABLE PORTION

The parties to the Distribution Agreement recognize that, if the terms of any distributor's contract, any distribution plan, any prospectus, the NASD Conduct Rules or any other applicable law change so as to disproportionately reduce, in a manner inconsistent with the intent of this Distribution Agreement, the amount of the Distributor's Allocable Portion or any Successor Distributor's Allocable Portion had no such change occurred, the definitions of the Distributor's Allocable Portion and/or the Successor Distributor's Allocable Portion in respect of the Class C shares relating to a Fund shall be adjusted by agreement among the relevant parties; provided, however, if the Distributor, the Successor Distributor and the Fund cannot agree within thirty (30) days after the date of any such change in applicable laws or in any distributor's contract, distribution plan, prospectus or the NASD Conduct Rules, they shall submit the question to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association and the decision reached by the arbitrator shall be final and binding on each of them.

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-5475, ext. 8

Form Of

Selling Group Agreement

Ladies and Gentlemen:

We have entered into a principal underwriting agreement with each Fund in The American Funds group (Funds) under which we are appointed exclusive agent for the sale of shares.  As such agent we offer to sell to you as a member of a Selling Group, shares of the Funds as are qualified for sale in your state, on the terms set forth below.  We are acting as an underwriter within the meaning of the applicable rules of the NASD.  In addition, we are the distributor of CollegeAmerica (Program), a college savings program as described in Section 529 of the Internal Revenue Code.

1.      Authorization to Sell
You are to offer and sell shares only at the regular public price currently determined by the respective Funds in the manner described in their offering Prospectuses. This Agreement on your part runs to us and to the respective Funds and is for the benefit of and enforceable by each. The offering Prospectuses and this Agreement set forth the terms applicable to members of the Selling Group and all other representations or documents are subordinate.  You understand that Class 529 shares of the Funds are available only as underlying investments through the Program.

2.      Compensation on Sales of Class A Shares and Class 529-A Shares

a.
Category 1 Funds. On sales of Class A shares and Class 529-A shares of Funds listed in Category 1 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid dealer concessions as follows:

	Concession as	Sales Charge
	Percentage of	as Percentage
Purchases	Offering Price	of Offering Price
Less than $25,000	5.00%	5.75%
$25,000 but less than $50,000	4.25%	5.00%
$50,000 but less than $100,000	3.75%	4.50%
$100,000 but less than $250,000	2.75%	3.50%
$250,000 but less than $500,000	2.00%	2.50%
$500,000 but less than $750,000	1.60%	2.00%
$750,000 but less than $1,000,000	1.20%	1.50%
$1,000,000 or more	See below	None

b.
Category 2 Funds. On sales of Class A shares and Class 529-A shares of Funds listed in Category 2 on the attached Schedule A that are accepted by us and for which you are responsible, you will be paid the same dealer concessions indicated above except as follows:

	Concession as	Sales Charge
	Percentage of	as Percentage
Purchases	Offering Price	of Offering Price
Less than $100,000	3.00%	3.75%

c.   Category 3 Funds. On sales of Class A shares and Class 529-A shares of Funds listed in Category 3 on the attached Schedule
A that are accepted by us and for which you are responsible, you will be paid dealer concessions as follows:

	Concession as	Sales Charge
	Percentage of	as Percentage
Purchases	Offering Price	of Offering Price
Less than $500,000	2.00%	2.50%
$500,000 but less than $750,000	1.60%	2.00%
$750,000 but less than $1 million	1.20%	1.50%
$1 million or more	See Agreement	None

d.	Category 4 Funds. On sales of Class A shares and Class 529-A shares of the Funds listed in Category 4 on the attached Schedule A no dealer concessions will be paid.

e.    If you initiate and are responsible for sales of Class A shares and Class 529-A shares, a) amounting to $1 million or more, b) made to employer-sponsored defined contribution-type retirement plans that qualify to invest at net asset value under the terms of the Fund Prospectuses, or c) made at net asset value to endowments and foundations with assets of $50 million or more, you will be paid a dealer concession of 1.00% on sales to $4 million, plus 0.50% on amounts over $4 million up to $10 million, plus 0.25% on amounts over $10 million. No dealer concessions are paid on any other sales of shares at net asset value, except that concessions may be paid to dealers on their sales of fund shares to accounts managed by affiliates of The Capital Group Companies, Inc. as set forth in this Agreement.  Sales of shares of Washington Mutual Investors Fund below $1 million made in connection with certain accounts established before September 1, 1969 are subject to reduced concessions and sales charges as described in the Washington Mutual Investors Fund Prospectus.  With respect to sales of shares of any tax-exempt fund, the concession schedule for sales of shares to endowments and foundations or retirement plans of organizations with assets of $50 million or more is inapplicable.  The schedules of sales charges above apply to single purchases, concurrent purchases of two or more of the Funds (except those listed in Category 4 on the attached Schedule A), and purchases made under a statement of intention and pursuant to the right of accumulation, both of which are described in the Prospectuses.

3.      Ongoing Service Fees for Class A, Class 529-A, Class B and Class 529-B Shares
We are also authorized to pay you continuing service fees each quarter with respect to the Class A, Class 529-A, Class B and Class 529-B shares of all the Funds to promote selling efforts and to compensate you for providing certain services to your clients, subject to your compliance with the following terms, which may be revised by us from time to time.  Your eligibility to continue receiving this compensation will be evaluated periodically, and your failure to comply with the terms below may result in our discontinuing service fee payments to you.  Initial qualification does not assure continued participation, and this service fee program may be amended or terminated by us at any time as indicated below.

a.	You agree to cooperate as requested with programs that we provide to enhance shareholder service. You also agree to assume an active role in providing shareholder services such as processing purchase and redemption transactions, establishing shareholder accounts, and providing certain information and assistance with respect to the Funds.  Redemption levels of shareholder accounts assigned to you will be considered in evaluating your continued participation in this service fee program.

b.	You agree to support our marketing efforts by granting reasonable requests for visits to your offices by our wholesalers.

c.	You agree to assign an individual to each shareholder account on your books and to reassign the account should that individual no longer be assigned to the account. You agree to instruct each such individual to regularly contact shareholders having accounts so assigned.

d.
You agree to pass through either directly or indirectly to the individual(s) assigned to such accounts a share of the service fees paid to you pursuant to this Agreement.  You recognize that the service fee is intended to compensate the individual for providing, and encourage the individual to continue to provide, service to the account holder.

e.
You acknowledge that (i) all service fee payments are subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time, (ii) in order to receive a service fee for a particular quarter, the fee must amount to at least $100, and (iii) no service fees will be paid on shares purchased under the net asset value purchase privilege as described in the Funds’ statements of additional information.

f.
On Class A, Class 529-A, Class B and Class 529-B shares of Funds listed in Category 1, Category 2,  and Category 3 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A, Class 529-A, Class B and Class 529-B shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

Annual Service Fee Rate
Shares with a first anniversary of purchase before 7-1-88*	0.15%
Shares with a first anniversary of purchase on or after 7-1-88	0.25%
Shares of state-specific tax-exempt funds	0.25%

g.
On Class A, Class 529-A, Class B and Class 529-B shares of Funds listed in Category 4 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A, Class 529-A, Class B and Class 529-B shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

Annual Service Fee Rate
All Shares	0.15%

h.           Notwithstanding anything to the contrary in the Agreement, on Class A, Class 529-A, Class B and Class 529-B shares of Short-Term Bond Fund of America and Class A and Class B shares of American Funds Short-Term Tax-Exempt Bond Fund, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A, Class 529-A, Class B and Class 529-B shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

Annual Service Fee Rate
All Shares	0.15%

4.      Compensation on Sales of Class C Shares and Class 529-C Shares
a.
On sales of Class C shares and Class 529-C shares of Funds listed in Category 1, Category 2 and Category 3 on the attached Schedule A that are accepted by us and for which you are responsible, we will pay you:

• a dealer concession of 0.75% of the amount invested, plus
• an immediate service fee of 0.25% of the amount invested.

b.
In addition, we will pay you ongoing compensation on a quarterly basis at the annual rate of 1.00% of the average daily net asset value of Class C shares and Class 529-C shares of Funds listed in Category 1, Category 2, Category 3 and Category 4 on the attached Schedule A that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made.  The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.

5.      Compensation on Sales of Class 529-E Shares
We will pay you ongoing compensation on a quarterly basis at the annual rate of 0.50% of the average daily net asset value of Class 529-E shares of Funds listed in Category 1, Category 2, Category 3 and Category 4 on the attached Schedule A that are held in an account assigned to you at the end of the quarter for which payment is made.  The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.

6.      Retirement Plan Share Classes (R shares) and Account Options (for retirement plans only)
a.
We will pay you ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, of the average daily net asset value of R shares of Funds listed in Category 1, Category 2, Category 3 and Category 4 on the attached Schedule A that are held in a retirement plan (Plan) account assigned to you at the end of the quarter for which payment is made.  The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.  We expect that you will maintain one account for each of your Plan customers on the books of the Funds.

R Share Class	Annual Compensation Rate
Class R-1	1.00%
Class R-2	0.75%
Class R-3	0.50%
Class R-4	0.25%
Class R-5	No compensation paid
Class R-6	No compensation paid

b.
If you hold Plan accounts in an omnibus account (i.e., multiple Plans in one account on the books of the Funds), Plans that are added to the omnibus account after May 15, 2002 may invest only in R shares, and you must execute an Omnibus Addendum to the Selling Group Agreement, which you can obtain by calling our Home Office Service Team at 800/421-5475, extension 8, option 1.

c.
Mutual Funds Sold Through PlanPremier. With respect to sales you make through American Funds’ PlanPremier retirement plan recordkeeping program, we will pay you as servicing dealer ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, of the average daily net asset value of Eligible Plan Assets that are held in a Plan assigned to you at the end of the quarter for which payment is made. For purposes of this Agreement, Eligible Plan Assets mean total Plan Assets (including assets invested in American Funds and other mutual funds or investment options approved for use in PlanPremier), excluding (i) assets held in self-directed brokerage accounts, (ii) employer stock and (iii) any other investment option not approved for use in PlanPremier.  This ongoing compensation will accrue on a calendar-quarter basis.  The payment of this compensation is subject to the limitations contained in each American Funds’ Plan of Distribution and may be varied or discontinued at any time.

Eligible Plan Assets1	Annual Compensation Rate
Eligible Plan Assets that include American Funds Class R-2 Shares	0.65%
Eligible Plan Assets that include American Funds Class R-3 Shares	0.35%
Eligible Plan Assets that include American Funds Class R-4 Shares	0.20%
Eligible Plan Assets that include American Funds Class R-5 Shares	No compensation paid
Eligible Plan Assets that include American Funds Class R-6 Shares	No compensation paid

The compensation described above will take effect with any Plan for which a PlanPremier proposal was generated on or after July 31, 2006. The terms of compensation payable with respect to Plans participating in PlanPremier as of July 30, 2006 will continue unaffected. Plans for which PlanPremier proposals were generated on or before July 30, 2006 will retain the terms of compensation in effect for Plans participating in PlanPremier as of the proposal date so long as the Plan sponsor committed to participating in PlanPremier by December 31, 2006.

Notwithstanding the foregoing, no compensation will be paid on shares of American Funds Money Market Fund held through the PlanPremier program. Payments may resume at a future date, if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities supports such payments.

7.      Order Processing
Any order by you for the purchase of shares of the respective Funds through us shall be accepted at the time when it is received by us (or any clearing house agency that we may designate from time to time), and at the offering and sale price next determined, unless rejected by us or the respective Funds.  In addition to the right to reject any order, the Funds have reserved the right to withhold shares from sale temporarily or permanently. We will not accept any order from you that is placed on a conditional basis or subject to any delay or contingency prior to execution.  The procedures relating to the handling of orders shall be subject to instructions that we shall forward from time to time to all members of the Selling Group.  The shares purchased will be issued by the respective Funds only against receipt of the purchase price, in collected New York or Los Angeles Clearing House funds subject to deduction of all concessions on such sale (reallowance of any concessions to which you are entitled on purchases at net asset value will be paid through our direct purchase concession system).  If payment for the shares purchased is not received within three days after the date of confirmation the sale may be cancelled forthwith, by us or by the respective Funds, without any responsibility or liability on our part or on the part of the Funds, and we and/or the respective Funds may hold you responsible for any loss, expense, liability or damage, including loss of profit suffered by us and/or the respective Funds, resulting from your delay or failure to make payment as aforesaid.

8.      Timeliness of Submitting Orders
You are obliged to date and indicate the time of receipt of all orders you receive from your customers and to transmit promptly all orders to us in time to provide for processing at the price next determined after receipt by you, in accordance with the Prospectuses.  You are not to withhold placing with us orders received from any customers for the purchase of shares.  You shall not purchase shares through us except for the purpose of covering purchase orders already received by you, or for your bona fide investment.

9.      Repurchase of Shares
If any share is repurchased by any of the Funds or is tendered thereto for redemption within seven business days after confirmation by us of the original purchase order from you for such security, you shall forthwith refund to us the full concessions paid to you on the original sale.

10.           Processing Redemption Requests
You shall not purchase any share of any of the Funds from a record holder at a price lower than the net asset value next determined by or for the Funds’ shares.  You shall, however, be permitted to sell any shares for the account of a shareholder of the Funds at the net asset value currently quoted by or for the Funds’ shares, and may charge a fair service fee for handling the transaction provided you disclose the fee to the record owner.

11.           Prospectuses and Marketing Materials
We shall furnish you without charge reasonable quantities of offering Prospectuses (including any supplements currently in effect), current shareholder reports of the Funds, and sales materials issued by us from time to time.  In the purchase of shares through us, you are entitled to rely only on the information contained in the offering Prospectus(es).  You may not publish any advertisement or distribute sales literature or other written material to the public that makes reference to us or any of the Funds (except material that we furnished to you) without our prior written approval.

12.           Effect of Prospectus
This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of shares made in offering Prospectuses of the Funds, and to the applicable Rules of the NASD, which shall control and override any provision to the contrary in this Agreement.

13.           Relationship of Parties
You shall make available shares of the Funds only through us.  In no transaction (whether of purchase or sale) shall you have any authority to act as agent for, partner of, or participant in a joint venture with us or with the Funds or any other entity having either a Selling Group Agreement or other Agreement with us.

14.           State Securities Qualification
We act solely as agent for the Funds and are not responsible for qualifying the Funds or their shares for sale in any jurisdiction.  Upon written request we will provide you with a list of the jurisdictions in which the Funds or their shares are qualified for sale.
We also are not responsible for the issuance, form, validity, enforceability or value of Fund shares.

15.           Representations
a.
You represent that (a) you are a properly registered or licensed broker or dealer under applicable federal and state securities laws and regulations and are complying with and will continue to comply with all applicable federal and state laws, rules and regulations, (b) you are a member of FINRA, (c) your membership with FINRA is not currently suspended or terminated and (d) to the extent you offer any Class 529 shares, you are properly registered to offer such shares. You agree to notify us immediately in writing if any of the foregoing representations ceases to be true to a material extent.

b.
We represent that (a) we are acting as an underwriter within the meaning of the applicable rules of the NASD and are complying with and will continue to comply with all applicable federal and state laws, rules and regulations, (b) we are a member of FINRA and (c) our membership with FINRA is not currently suspended or terminated.   We agree to notify you immediately in writing if any of the foregoing representations ceases to be true to a material extent.

c.
Each party to this Agreement represents that it will comply with all applicable laws, including applicable state privacy laws. Each party agrees to notify the other party immediately in writing if the foregoing representation ceases to be true to a material extent.

16.           Confidentiality
Each party to this Agreement agrees to maintain all information received from the other party pursuant to this Agreement in confidence, and each party agrees not to use any such information for any purpose, or disclose any such information to any person, except as permitted by applicable laws, rules and regulations.  This provision shall survive the termination of this Agreement.

17.           Termination
Either of us may cancel this Agreement at any time by written notice to the other.

18.           Notices
All communications to us should be sent to the following address:

American Funds Distributors, Inc.
Attn: HOST Control – Contract Administration Team
3500 Wiseman Boulevard
San Antonio, TX 78251-4321
Telephone No.: 800/421-5475, option 8
Facsimile No.: 210/474-4088

Any notice to you shall be duly given if mailed or sent by overnight courier to you at the address specified by you below.

19. Miscellaneous

a.
Payments of 12b-1 fees to you for payment to your financial advisers in respect of American Funds Money Market Fund are currently suspended.  Payments may resume at a future date, if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities supports such payments.

b.
We reserve the right not to pay any compensation more than six (6) months in arrears in respect of accounts and/or assets that were not timely identified as eligible for compensation pursuant to this Agreement.

*           *           *           *           *

* Except U.S. Government Securities Fund, which pays service fees at the 0.25% rate on all shares held at least 12 months.

1 American Funds Class R-1 shares are not available to Plans for which a PlanPremier proposal is generated on or after July 31, 2006.

Execute this Agreement in duplicate and return one of the duplicate originals to us for our file.  This Agreement (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment and (ii) shall be construed in accordance with the laws of the State of California.

Very truly yours,
American Funds Distributors, Inc.

______________________________
 By

 Accepted

        Firm

 By
             Officer or Partner

             Print Name

             Title

 Address:

 Date:

Schedule A
July 10, 2009
(supersedes all previous versions of Schedule A – last version dated May 1, 2009)
	A	B	C	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 1
AMCAP Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
American Balanced Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
American Funds Target Date Retirement Series	●	na	na	na	na	na	na	●	●	●	●	●	●
American Mutual Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Capital Income Builder	●	e	●	●	e	●	●	●	●	●	●	●	●
Capital World Growth and Income Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
EuroPacific Growth Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Fundamental Investors	●	e	●	●	e	●	●	●	●	●	●	●	●
Growth Fund of America	●	e	●	●	e	●	●	●	●	●	●	●	●
Income Fund of America	●	e	●	●	e	●	●	●	●	●	●	●	●
International Growth and Income Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Investment Company of America	●	e	●	●	e	●	●	●	●	●	●	●	●
New Economy Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
New Perspective Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
New World Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
SMALLCAP World Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Washington Mutual Investors Fund	●	e	●	●	e	●	●	●	●	●	●	●	●

Category 2
American High-Income Trust	●	e	●	●	e	●	●	●	●	●	●	●	●
American High-Income Municipal Bond Fund	●	e	●	na	na	na	na	na	na	na	na	na	na
Bond Fund of America	●	e	●	●	e	●	●	●	●	●	●	●	●
Capital World Bond Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Tax-Exempt Bond Fund of America	●	e	●	na	na	na	na	na	na	na	na	na	na
Tax-Exempt Fund of California	●	e	●	na	na	na	na	na	na	na	na	na	na
Tax-Exempt Fund of Maryland	●	e	●	na	na	na	na	na	na	na	na	na	na
Tax-Exempt Fund of Virginia	●	e	●	na	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Category 3
American Funds Short-Term Tax-Exempt Bond Fund	●	na	e	na	na	na	na	na	na	na	na	na	na
Intermediate Bond Fund of America	●	e	e	●	e	e	●	●	●	●	●	●	●
Limited Term Tax-Exempt Bond Fund of America	●	e	e	na	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	●	e	e	●	e	e	●	●	●	●	●	●	●

Category 4
American Funds Money Market Fund	●	e	e	●	e	e	●	●	●	●	●	●	●

Class F-1, Class F-2 and Class 529-F-1 shares are available pursuant to a separate agreement.
●	Share class is available
e	Share class is available for exchanges only
na	Share class is not available

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-5475, ext. 8

Form Of Bank/Trust Company Selling Group Agreement

Ladies and Gentlemen:

We have entered into a principal underwriting agreement with each Fund in The American Funds Group (Funds) under which we are appointed exclusive agent for the sale of shares.  You have indicated that you wish to act as agent for your customers in connection with the purchase, sale and redemption of shares of the Funds as are qualified for sale in your state.  We agree to honor your request, subject to the terms set forth below.  In addition, we are the distributor of CollegeAmerica (Program), a college savings program as described in Section 529 of the Internal Revenue Code.

1.      Authorization
a.
In placing orders for the purchase and sale of shares of the Funds, you will be acting as agent for your customers.  We shall execute transactions for each of your customers only upon your authorization, at the regular public price currently determined by the respective Funds in the manner described in their offering Prospectuses. The offering Prospectuses and this Agreement set forth the terms applicable to sales of shares of the Funds through you and all other representations or documents are subordinate.  You understand that

(i)	Class 529 shares of the Funds are available only as underlying investments through the Program,
(ii)	Class F shares are available only pursuant to a Bank/Trust Company Class F Share Participation Agreement,
(iii)
Employer-sponsored retirement plans that are not currently invested in Class A shares and that wish to invest without a sales charge are not eligible to purchase Class A shares.  Such plans may invest only in Class R shares,

(iv)
You may not make available to your clients (Client), Class B, Class C, Class 529-B or Class 529-C shares until you have demonstrated to our affiliate, American Funds Service Company, that you have the appropriate systems in place to assess the contingent deferred sales charge associated with those share classes, and

(v)
Unless otherwise permitted under this Agreement or any other Agreement with us, you may not maintain any non-retirement accounts for your Clients in an omnibus account (i.e., multiple Client accounts in one account on the books of the Funds).

b.
If your firm is providing trading and custodial services to other banks and the Client purchasing Shares is a client of another bank, you may not facilitate those transactions unless you (i) disclose the identity of the underlying bank representing that client, and (ii) have verified with us that the introducing bank has executed an agreement with us.  You shall also disclose the identity of any introducing intermediary (for example, broker, consultant, or registered investment adviser) involved in any transaction that you facilitate.  The required disclosures shall be made in such format as we mutually agree.

2.      Compensation on Sales of Class A Shares and Class 529-A Shares

a.
Category 1 Funds: On each purchase order for Class A shares and Class 529-A shares of Funds listed in Category 1 on the attached Schedule A that is accepted by us and for which you are responsible, you will be paid compensation as follows:

	Compensation as	Sales Charge
	Percentage of	as Percentage
Purchases	Offering Price	of Offering Price
Less than $25,000	5.00%	5.75%
$25,000 but less than $50,000	4.25%	5.00%
$50,000 but less than $100,000	3.75%	4.50%
$100,000 but less than $250,000	2.75%	3.50%
$250,000 but less than $500,000	2.00%	2.50%
$500,000 but less than $750,000	1.60%	2.00%
$750,000 but less than $1,000,000	1.20%	1.50%
$1,000,000 or more	See below	None

b.
Category 2 Funds: On each purchase order for Class A shares and Class 529-A shares of Funds listed in Category 2 on the attached Schedule A that is accepted by us and for which you are responsible, you will be paid the same compensation indicated above except as follows:

	Compensation as	Sales Charge
	Percentage of	as Percentage
Purchases	Offering Price	of Offering Price
Less than $100,000	3.00%	3.75%

d.
Category 3 Funds. On each purchase order for Class A shares and Class 529-A shares of Funds listed in Category 3 on the attached Schedule A, that are accepted by us and for which you are responsible, you will be paid compensation as follows:

	Compensation as	Sales Charge
	Percentage of	as Percentage
Purchases	Offering Price	of Offering Price
Less than $500,000	2.00%	2.50%
$500,000 but less than $750,000	1.60%	2.00%
$750,000 but less than $1 million	1.20%	1.50%
$1 million or more	See Agreement	None

d.	Category 4 Funds. On sales of Class A shares and Class 529-A shares of Funds listed in Category 4 on the attached Schedule A, no compensation will be paid.

e.
For purchase orders of Class A shares and Class 529-A shares for which you are responsible, a) amounting to $1 million or more, b) made at net asset value to endowments and foundations with assets of $50 million or more, you will be paid compensation of 1.00% on sales to $4 million, plus 0.50% on amounts over $4 million up to $10 million, plus 0.25% on amounts over $10 million. No compensation is paid on any other sales of shares at net asset value, except that compensation may be paid on sales of fund shares to accounts managed by affiliates of The Capital Group Companies, Inc. as set forth in this Agreement.  Sales of shares of Washington Mutual Investors Fund below $1 million made in connection with certain accounts established before September 1, 1969 are subject to reduced compensation and sales charges as described in the Washington Mutual Investors Fund Prospectus.  With respect to sales of shares of any tax-exempt fund, the compensation schedule for sales of shares to endowments and foundations or retirement plans of organizations with assets of $50 million or more is inapplicable.  The schedules of sales charges above apply to single purchases, concurrent purchases of two or more of the Funds (except those listed in Category 4 on the attached Schedule A), and purchases made under a statement of intention and pursuant to the right of accumulation, both of which are described in the Prospectuses.

3. Ongoing Service Fees for Class A, Class 529-A, Class B and Class 529-B Shares

We are also authorized to pay you continuing service fees each quarter with respect to the Class A, Class 529-A, Class B and Class 529-B shares of all the Funds to compensate you for providing certain services to your clients, subject to your compliance with the following terms, which may be revised by us from time to time. Your eligibility to continue receiving this compensation will be evaluated periodically, and your failure to comply with the terms below may result in our discontinuing service fee payments to you.  Initial qualification does not assure continued participation, and this service fee program may be amended or terminated by us at any time as indicated below.

a.	You agree to cooperate as requested with programs that we provide to enhance shareholder service. You also agree to assume an active role in providing shareholder services such as processing purchase and redemption transactions, establishing shareholder accounts, and providing certain information and assistance with respect to the Funds.  Redemption levels of shareholder accounts assigned to you will be considered in evaluating your continued participation in this service fee program.

b.	You agree to support our marketing efforts by granting reasonable requests for visits to your offices by our wholesalers.

c.	You agree to assign an individual to each shareholder account on your books and to reassign the account should that individual no longer be assigned to the account. You agree to instruct each such individual to regularly contact shareholders having accounts so assigned.

d.
You agree to pass through either directly or indirectly to the individual(s) assigned to such accounts a share of the service fees paid to you pursuant to this Agreement.  You recognize that the service fee is intended to compensate the individual for providing, and encourage the individual to continue to provide, service to the account holder.

e.
You acknowledge that (i) all service fee payments are subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time;  and (ii) no service fees will be paid on shares purchased under the net asset value purchase privilege as described in the Funds’ statements of additional information.

f.
On Class A, Class 529-A, Class B and Class 529-B shares of Funds listed in Category 1, Category 2, and Category 3 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A, Class 529-A, Class B and Class 529-B shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

Annual Service Fee Rate
Shares with a first anniversary of purchase before 7-1-88*	0.15%
Shares with a first anniversary of purchase on or after 7-1-88	0.25%
Shares of state-specific tax-exempt funds	0.25%

g.
On Class A, Class 529-A, Class B and Class 529-B shares of Funds listed in Category 4 on the attached Schedule A, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A, Class 529-A, Class B and Class 529-B shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

Annual Service Fee Rate
All Shares	0.15%

h.           Notwithstanding anything to the contrary in the Agreement, on Class A, Class 529-A, Class B and Class 529-B shares of Short-Term Bond Fund of America and Class A and Class B shares of American Funds Short-Term Tax-Exempt Bond Fund, we will pay you a quarterly service fee at the following annual rates, based on the average daily net asset value of Class A, Class 529-A, Class B and Class 529-B shares, respectively, that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made:

Annual Service Fee Rate
All Shares	0.15%

4.      Compensation on Sales of Class C Shares and Class 529-C Shares
a.
On purchase orders for Class C shares and Class 529-C shares of Funds listed in Category 1, Category 2 and Category 3 on the attached Schedule A that are accepted by us and for which you are responsible, we will pay you:

• compensation of 0.75% of the amount invested, plus
• an immediate service fee of 0.25% of the amount invested.

b.
In addition, we will pay you ongoing compensation on a quarterly basis at the annual rate of 1.00% of the average daily net asset value of Class C shares and Class 529-C shares of Funds listed in Category 1, Category 2, Category 3, and Category 4 on the attached Schedule A that have been invested for 12 months and are held in an account assigned to you at the end of the quarter for which payment is made.  The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.

5.      Compensation on Sales of Class 529-E Shares
We will pay you ongoing compensation on a quarterly basis at the annual rate of 0.50% of the average daily net asset value  of Class 529-E shares of Funds listed in Category 1, Category 2, Category 3 and Category 4 on the attached Schedule A that are held in an account assigned to you at the end of the quarter for which payment is made.  The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.

6.      Retirement Plan Share Classes (R shares) and Account Options (for retirement plans only)
a.
We will pay you ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, of the average daily net asset value of R shares of Funds listed in Category 1, Category 2, Category 3 and Category 4 on the attached Schedule A that are held in an employer-sponsored retirement plan (Plan) account assigned to you at the end of the quarter for which payment is made.  The payment of this ongoing compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.  We expect that you will maintain one account for each of your Plan customers on the books of the Funds.

R Share Class	Annual Compensation Rate
Class R-1	1.00%
Class R-2	0.75%
Class R-3	0.50%
Class R-4	0.25%
Class R-5	No compensation paid
Class R-6	No compensation paid

b.
If you hold Plan accounts in an omnibus account (i.e., multiple Plans in one account on the books of the Funds), the Plans may invest only in R shares, and you may be required to execute an Omnibus Addendum to the Bank/Trust Selling Group Agreement, which you can obtain by calling our Home Office Service Team at 800/421-5475, extension 8.

c.
Mutual Funds Sold Through PlanPremier. With respect to sales you make through American Funds’ PlanPremier retirement plan recordkeeping program, we will pay you as servicing dealer ongoing compensation on a quarterly basis, at the applicable annual rate set forth below, of the average daily net asset value of Eligible Plan Assets that are held in a Plan assigned to you at the end of the quarter for which payment is made. For purposes of this Agreement, Eligible Plan Assets mean total Plan Assets (including assets invested in American Funds and other mutual funds or investment options approved for use in PlanPremier), excluding (i) assets held in self-directed brokerage accounts, (ii) employer stock and (iii) any other investment option not approved for use in PlanPremier.  This ongoing compensation will accrue on a calendar-quarter basis.  The payment of this compensation is subject to the limitations contained in each American Funds’ Plan of Distribution and may be varied or discontinued at any time.

Eligible Plan Assets1	Annual Compensation Rate
Eligible Plan Assets that include American Funds Class R-2 Shares	0.65%
Eligible Plan Assets that include American Funds Class R-3 Shares	0.35%
Eligible Plan Assets that include American Funds Class R-4 Shares	0.20%
Eligible Plan Assets that include American Funds Class R-5 Shares	No compensation paid
Eligible Plan Assets that include American Funds Class R-6 Shares	No compensation paid

The compensation described above will take effect with any Plan for which a PlanPremier proposal was generated on or after July 31, 2006. The terms of compensation payable with respect to Plans participating in PlanPremier as of July 30, 2006 will continue unaffected. Plans for which PlanPremier proposals were generated on or before July 30, 2006 will retain the terms of compensation in effect for Plans participating in PlanPremier as of the proposal date so long as the Plan sponsor committed to participating in PlanPremier by December 31, 2006

Notwithstanding the foregoing, no compensation will be paid on shares of American Funds Money Market Fund held through the PlanPremier program. Payments may resume at a future date, if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities supports such payments.

7.      Order Processing
Any order by you for the purchase of shares of the respective Funds through us shall be accepted at the time when it is received by us (or any clearinghouse agency that we may designate from time to time), and at the offering and sale price next determined, unless rejected by us or the respective Funds.  In addition to the right to reject any order, the Funds have reserved the right to withhold shares from sale temporarily or permanently. We will not accept any order from you that is placed on a conditional basis or subject to any delay or contingency prior to execution.  The procedure relating to the handling of orders shall be subject to the rules of the National Securities Clearing Corporation (NSCC) and any instructions that we shall forward from time to time to all members of the Selling Group.  The shares purchased will be issued by the respective Funds only against receipt of the purchase price, in collected New York or Los Angeles Clearing House funds subject to deduction of all compensation on such sale (reallowance of any compensation to which you are entitled on purchases at net asset value will be paid through our direct purchase compensation system).  If payment for the shares purchased is not received within the time limits set by the NSCC, the sale may be cancelled forthwith, by us or by the respective Funds, without any responsibility or liability on our part or on the part of the Funds, and we and/or the respective Funds may hold you responsible for any loss, expense, liability or damage, including loss of profit suffered by us and/or the respective Funds, resulting from your delay or failure to make payment as aforesaid.

8.      Timeliness of Submitting Orders
You are obliged to date and indicate the time of receipt of all orders you receive from your customers and to transmit promptly all orders to us in time to provide for processing at the price next determined after receipt by you, in accordance with the Prospectuses.  You are not to withhold placing with us orders received from any customers for the purchase of shares.  You shall not purchase shares through us except for the purpose of covering purchase orders already received by you, or for your bona fide investment.

9.      Repurchase of Shares
If any share is repurchased by any of the Funds or is tendered thereto for redemption within seven business days after confirmation by us of the original purchase order from you for such security, you shall forthwith refund to us the full compensation paid to you on the original sale.

10.           Processing Redemption Requests
You shall not purchase any share of any of the Funds from a record holder at a price lower than the net asset value next determined by or for the Funds’ shares.  You shall, however, be permitted to sell any shares for the account of a shareholder of the Funds at the net asset value currently quoted by or for the Funds’ shares, and may charge a fair service fee for handling the transaction provided you disclose the fee to the record owner.

11.           Prospectuses and Marketing Materials
We shall furnish you without charge reasonable quantities of offering Prospectuses (including any supplements currently in effect) current shareholder reports of the Funds, and sales materials issued by us from time to time.  In the purchase of shares through us, you are entitled to rely only on the information contained in the offering Prospectus(es).  You may not publish any advertisement or distribute sales literature or other written material to the public that makes reference to us or any of the Funds (except material that we furnished to you) without our prior written approval.

12.           Effect of Prospectus
This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of shares made in offering Prospectuses of the Funds, which shall control and override any provision to the contrary in this Agreement.

13.           Relationship of Parties
You shall make available shares of the Funds only through us.  In no transaction (whether of purchase or sale) shall you have any authority to act as agent for, partner of, or participant in a joint venture with us or with the Funds or any other entity having either a Bank Selling Group Agreement or other Agreement with us.

14.           State Securities Qualification
We act solely as agent for the Funds and are not responsible for qualifying the Funds or their shares for sale in any jurisdiction.  Upon written request we will provide you with a list of the jurisdictions in which the Funds or their shares are qualified for sale. We also are not responsible for the issuance, form, validity, enforceability or value of Fund shares.

15.           Representations
a.
You represent that (1) you are (a) a properly registered or licensed broker or dealer under applicable federal and state securities laws and regulations, a member of the Financial Industry Regulatory Authority (FINRA), and your membership with FINRA is not currently suspended or terminated or (b) a "bank" as defined in Section 3(a)(6) of the Securities Exchange Act of 1934 (or other financial institution) and not otherwise required to register as a broker or dealer under such Act or any state laws; (2) you are complying with and will continue to comply with all applicable federal and state laws, rules and regulations; (3) you have received a legal opinion that your receipt of 12b-1 distribution fees will not violate any applicable federal or state laws or regulations, and (4) to the extent you offer any Class 529 shares, you are permitted by applicable law to offer such shares.  You agree to notify us immediately in writing if any of the foregoing representations ceases to be true to a material extent. You also agree that, if you are a bank or other financial institution as set forth above, you will comply with the applicable rules of the NASD, that you will maintain adequate records with respect to your customers and their transactions, and that such transactions will be without recourse against you by your customers.  We recognize that, in addition to applicable provisions of state and federal securities laws, you may be subject to the provisions of other laws governing, among other things, the conduct of activities by federal- and state-chartered and supervised financial institutions and their affiliated organizations.  Because you will be the only entity having a direct relationship with the customer in connection with securities purchases hereunder, you will be responsible in that relationship for insuring compliance with all applicable federal and state laws, rules and regulations relating to securities purchases hereunder.

b.
We represent that (1) we are acting as an underwriter within the meaning of the applicable rules of the NASD and are complying with and will continue to comply with all applicable federal and state laws, rules and regulations, (2) we are a member of FINRA and (3) our membership with FINRA is not currently suspended or terminated.  We agree to notify you immediately in writing if any of the foregoing representations ceases to be true to a material extent.

c.
Each party to this Agreement represents that it will comply with all applicable laws, including applicable state privacy laws. Each party agrees to notify the other party immediately in writing if the foregoing representation ceases to be true to a material extent.

16.           Confidentiality
Each party to this Agreement agrees to maintain all information received from the other party pursuant to this Agreement in confidence, and each party agrees not to use any such information for any purpose, or disclose any such information to any person, except as permitted by applicable laws, rules and regulations.  This provision shall survive the termination of this Agreement.

17.           Termination
Either of us may cancel this Agreement at any time by written notice to the other.

18.           Notices
All communications to us should be sent to the following address:

American Funds Distributors, Inc.
Attn: HOST Control – Contract Administration Team
3500 Wiseman Boulevard
San Antonio, TX 78251-4321
Telephone No.: 800/421-5475, option 8
Facsimile No.: 210/474-4088

Any notice to you shall be duly given if mailed or sent by overnight courier to you at the address specified by you below.

19. Miscellaneous

a.
Payments of 12b-1 fees to you for payment to your financial advisers in respect of American Funds Money Market Fund are currently suspended.  Payments may resume at a future date, if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities supports such payments.

b.
We reserve the right not to pay any compensation more than six (6) months in arrears in respect of accounts and/or assets that were not timely identified as eligible for compensation pursuant to this Agreement.

*           *           *           *           *

* Except U.S. Government Securities Fund, which pays service fees at the 0.25% rate on all shares held at least 12 months.

1 American Funds Class R-1 shares are not available to Plans for which a PlanPremier proposal is generated on or after July 31, 2006.

Execute this Agreement in duplicate and return one of the duplicate originals to us for our file.  This Agreement (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment and (ii) shall be construed in accordance with the laws of the State of California.

Very truly yours,
American Funds Distributors, Inc.

 By

 Accepted

        Firm

 By
             Officer or Partner

             Print Name

             Title

 Address:

 Date:

Schedule A
July 10, 2009
(supersedes all previous versions of Schedule A – last version dated May 1, 2009)
	A	B	C	529-A	529-B	529-C	529-E	R-1	R-2	R-3	R-4	R-5	R-6
Category 1
AMCAP Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
American Balanced Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
American Funds Target Date Retirement Series	●	na	na	na	na	na	na	●	●	●	●	●	●
American Mutual Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Capital Income Builder	●	e	●	●	e	●	●	●	●	●	●	●	●
Capital World Growth and Income Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
EuroPacific Growth Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Fundamental Investors	●	e	●	●	e	●	●	●	●	●	●	●	●
Growth Fund of America	●	e	●	●	e	●	●	●	●	●	●	●	●
Income Fund of America	●	e	●	●	e	●	●	●	●	●	●	●	●
International Growth and Income Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Investment Company of America	●	e	●	●	e	●	●	●	●	●	●	●	●
New Economy Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
New Perspective Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
New World Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
SMALLCAP World Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Washington Mutual Investors Fund	●	e	●	●	e	●	●	●	●	●	●	●	●

Category 2
American High-Income Trust	●	e	●	●	e	●	●	●	●	●	●	●	●
American High-Income Municipal Bond Fund	●	e	●	na	na	na	na	na	na	na	na	na	na
Bond Fund of America	●	e	●	●	e	●	●	●	●	●	●	●	●
Capital World Bond Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Tax-Exempt Bond Fund of America	●	e	●	na	na	na	na	na	na	na	na	na	na
Tax-Exempt Fund of California	●	e	●	na	na	na	na	na	na	na	na	na	na
Tax-Exempt Fund of Maryland	●	e	●	na	na	na	na	na	na	na	na	na	na
Tax-Exempt Fund of Virginia	●	e	●	na	na	na	na	na	na	na	na	na	na
U.S. Government Securities Fund	●	e	●	●	e	●	●	●	●	●	●	●	●
Category 3
American Funds Short-Term Tax-Exempt Bond Fund	●	e	e	na	na	na	na	na	na	na	na	na	na
Intermediate Bond Fund of America	●	e	e	●	e	e	●	●	●	●	●	●	●
Limited Term Tax-Exempt Bond Fund of America	●	e	e	na	na	na	na	na	na	na	na	na	na
Short-Term Bond Fund of America	●	e	e	●	e	e	●	●	●	●	●	●	●

Category 4
American Funds Money Market Fund	●	e	e	●	e	e	●	●	●	●	●	●	●

Class F-1, Class F-2 and Class 529-F-1 shares are available pursuant to a separate agreement.
●	Share class is available
e	Share class is available for exchanges only
na	Share class is not available

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-5475, ext. 8

Form Of

Class F Share Participation Agreement

Ladies and Gentlemen:

We have entered into a principal underwriting agreement with each Fund in The American Funds Group (Funds) under which we are appointed exclusive agent for the sale of Class F-1 shares and Class F-2 shares of the Funds (together Shares or Class F shares). You have represented that you maintain a fee-based program(s) or you place trades for your representatives, your affiliates, or third-party broker-dealers that maintain fee-based programs (Program or Programs) under which your or their clients (Clients) may purchase shares of participating open-end investment companies at net asset value.  We are willing to make available to you Shares of the Funds as are qualified for sale in your state for purchase by Clients through the Program(s) identified on Schedule A, subject to the terms and conditions below and the Fund Prospectuses.

1. Authorization to Sell
You may offer to Clients that are participating in the Program Shares of the Funds only at the regular public price currently determined by the respective Funds in the manner described in their offering Prospectuses. The offering Prospectuses and this Agreement set forth the terms applicable to your making Fund Shares available to your clients and all other representations or documents are subordinate. If you offer Class A shares of the Funds on a load-waived basis pursuant to an Addendum to your American Funds Selling Group Agreement, that Addendum is terminated as to any new accounts effective March 15, 2001.  However, you may continue to offer Class A shares of the Funds on a load-waived basis to accounts existing on March 15, 2001.

2. Compensation for Sales of Fund Shares
a.
In consideration of your making Class F-1 shares of the Funds available through the Program, we will pay you compensation on a quarterly basis at the annual rate of 0.25% of the average daily net asset value of Class F-1 shares of Funds listed on Schedule A that are held in an account assigned to you. Such fee shall be paid within 30 days following the end of the quarter for which such fees are payable (currently the quarters are February, May, August and November). In order to receive a service fee for a particular quarter, the fee must amount to at least $10. The payment of this compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time. No compensation shall be paid under this Agreement on Class F-2 shares of the Funds.

b.
If you offer American Funds Money Market Fund, you acknowledge and agree that we may discontinue making payments of 12b-1 fees in respect of American Funds Money Market Fund if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities does not support such payments. We currently intend to make these payments under this Agreement.

c.
You agree that if you are assigned to an account holding Class F-1 shares of the Funds that were converted from Class C shares of the Funds and those Class F-1 shares are held outside of a Program, you will pass through a portion of the fee paid under this section to the financial adviser associated with the account.

3. Compensation for Administrative Services
You may be eligible to receive compensation for providing certain administrative services in respect of Shares of the Funds if you meet the requirements of and enter into an Administrative Services Agreement with Capital Research and Management Company.

4. Order Processing
a.      Any order by you for the purchase of Shares of the respective Funds through us shall be accepted at the time when it is received by us (or any clearing house agency that we may designate from time to time), and at the offering and sale price next determined, unless rejected by us or the respective Funds.  In addition to the right to reject any order, the Funds have reserved the right to withhold Shares from sale temporarily or permanently. We will not accept any order from you that is placed on a conditional basis or subject to any delay or contingency prior to execution. The Shares purchased will be issued by the respective Funds only against receipt of the purchase price, in collected New York or Los Angeles
Clearing House funds.  If payment for the Shares purchased is not received within three days after the date of confirmation the sale may be cancelled, by us or by the respective Funds, without any responsibility or liability on our part or on the part of the Funds.  In such event, we and/or the respective Funds may hold you responsible for any loss, expense, liability or damage, including loss of profit suffered by us and/or the respective Funds resulting from your delay or failure to make payment as aforesaid.

b.	You shall place orders for the purchase and redemption of Shares as described in the Administrative Services Agreement with Capital Research and Management Company.

5.      Timeliness of Submitting Orders
You are obliged to date and indicate the time of receipt of all orders you receive from your clients and to transmit promptly all orders to us in time to provide for processing at the price next determined after receipt by you, in accordance with the Prospectuses.  You are not to withhold placing with us orders received from any customers for the purchase of Shares.  You shall not purchase Shares through us except for the purpose of covering purchase orders already received by you, or for your bona fide investment.

6.           Processing Redemption Requests
You shall not purchase any Share of any of the Funds from a record holder at a price lower than the net asset value next determined by or for the Funds’ Shares.

7.           Prospectuses and Marketing Materials
We shall furnish you without charge reasonable quantities of offering Prospectuses, with any supplements currently in effect, and copies of current shareholder reports of the Funds, and sales materials issued by us from time-to-time.  In the purchase of Shares through us, you are entitled to rely only on the information contained in the offering Prospectus(es).  You may not publish any advertisement or distribute sales literature or other written material to the public that makes reference to us or any of the Funds (except material that we furnished to you) without our prior written approval.

8.           Effect of Prospectus
This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of Shares made in offering Prospectuses of the Funds, and to the applicable Rules of the NASD, which shall control and override any provision to the contrary in this Agreement.

9.           Relationship of Parties
You shall make available Shares of the Funds only through us.  In no transaction (whether of purchase or sale) shall you have any authority to act as agent for, partner of, or participant in a joint venture with us or with the Funds or any other entity having an Agreement with us.

10.           State Securities Qualification
We act solely as agent for the Funds and are not responsible for qualifying the Funds or their Shares for sale in any jurisdiction.  Upon written request we will provide you with a list of the jurisdictions in which the Funds or their Shares are qualified for sale. We also are not responsible for the issuance, form, validity, enforceability or value of Fund Shares.

11.         Representations
a.
You represent that you are (a)(i) a properly registered or licensed broker or dealer under applicable federal and state securities laws and regulations, (ii) a member of  the Financial Industry Regulatory Authority (FINRA) and (iii) not currently under an order suspending or terminating your membership with FINRA, or (b) an entity that is affiliated with a FINRA-registered broker-dealer firm. You agree to notify us immediately if any of the foregoing representations is no longer true. (The provisions of this section do not apply to a broker or dealer located in a foreign country and doing business outside the jurisdiction of the United States.)

b.
Each party to this Agreement represents that it will comply with all applicable laws, including applicable state privacy laws. Each party agrees to notify the other party immediately in writing if the foregoing representation ceases to be true to a material extent.

12.       Termination
Either of us may cancel this Agreement at any time by written notice to the other.

13.       Notices
All communications to us should be sent to the following address:

American Funds Service Company
Attn: HOST Control – Contract Administration Team
3500 Wiseman Boulevard
San Antonio, TX 78251-4321
Telephone No.: 800/421-5475, option 8
Facsimile No.: 210/474-4088

Any notice to you shall be duly given if mailed or sent by overnight courier to you at the address specified by you below.

14.       Miscellaneous

We reserve the right not to pay any compensation more than six (6) months in arrears in respect of accounts and/or assets that were not timely identified as eligible for compensation pursuant to this Agreement.

*           *           *           *           *

Execute this Agreement in duplicate and return one of the duplicate originals to us for our file.  This Agreement (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment and (ii) shall be construed in accordance with the laws of the State of California.

Very truly yours,
American Funds Distributors, Inc.

 By

 Accepted

        Firm

 By
             Officer or Partner

             Print Name

             Title

 Address:

 Date:

SCHEDULE A
July 10, 2009

LIST OF FUNDS

AMCAP Fund
American Balanced Fund
American Funds Money Market Fund
American Funds Short-Term Tax Exempt Bond Fund
American High-Income Municipal Bond Fund
American High-Income Trust
American Mutual Fund
Bond Fund of America
Capital Income Builder
Capital World Growth and Income Fund
Capital World Bond Fund
EuroPacific Growth Fund
Fundamental Investors
Growth Fund of America
Income Fund of America
Investment Company of America
Intermediate Bond Fund of America
International Growth and Income Fund
Limited Term Tax-Exempt Bond Fund of America
New Economy Fund
New Perspective Fund
New World Fund
Short-Term Bond Fund of America
SMALLCAP World Fund
Tax-Exempt Bond Fund of America
Tax-Exempt Fund of California
Tax-Exempt Fund of Maryland
Tax-Exempt Fund of Virginia
U.S. Government Securities Fund
Washington Mutual Investors Fund

LIST OF PROGRAMS

Program Name

Program Name

Program Name

Program Name

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071
Telephone 800/421-5475, ext. 8

Form of

Bank/Trust Company Participation Agreement

for Class F Shares

Ladies and Gentlemen:

We have entered into a principal underwriting agreement with each Fund in The American Funds Group (Funds) under which we are appointed exclusive agent for the sale of Class F-1 shares and Class F-2 shares of the Funds (together Shares or Class F shares).  You have represented that you maintain fee-based program(s) (Program) under which you and your clients (Clients) may purchase shares of participating open-end investment companies at net asset value and you charge those Clients an asset-based fee or other fees tied to the value of their holdings.  You have indicated that you wish to act as agent for your customers in connection with the purchase and redemption of Shares of the Funds as are qualified for sale in your state for purchase by Clients through the Program(s), subject to the terms set forth below and in the Fund Prospectuses.

1.	Authorization
a.
You may offer to non-retirement plan Clients that are participating in the Program Class F shares of the Funds only at the regular public price currently determined by the respective Funds in the manner described in their offering Prospectuses.  The offering Prospectuses and this Agreement set forth the terms applicable to sales of shares of the Funds through you and all other representations or documents are subordinate.  In placing orders for the purchase and sale of shares of the Funds, you will be acting as agent for your customers.  We shall execute transactions for each of your customers only upon your authorization.  If you will be making the Funds available to retirement plan Clients, you may not use the Class F shares, but rather only the Class R shares may be used.  The terms of your American Funds Bank/Trust Company Selling Group Agreement will control that arrangement.

b.
If your firm is providing trading and custodial services to other banks and the Client purchasing Shares is a client of another bank, you may not facilitate those transactions unless you (i) disclose the identity of the underlying bank representing that client, and (ii) have verified with us that the introducing bank has executed an agreement with us.  You shall also disclose the identity of any introducing intermediary (for example, broker, consultant, or registered investment adviser) involved in any transaction that you facilitate.  The required disclosures shall be made in such format as we mutually agree.

2.	Compensation for Sales of Fund Shares
a.
In consideration of your making Class F-1 shares of the Funds available through the Program, we will pay you compensation from the Funds’ 12b-1 Plans on a quarterly basis at the annual rate of 0.25% of the average daily net asset value of Class F-1 shares of Funds listed on Schedule A that are held in an account assigned to you.  The payment of this compensation is subject to the limitations contained in each Fund’s Plan of Distribution and may be varied or discontinued at any time.  No compensation shall be paid under this Agreement on Class F-2 shares of the Funds.

b.
If you offer American Funds Money Market Fund, you acknowledge and agree that we may discontinue making payments of 12b-1 fees in respect of American Funds Money Market Fund if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities does not support such payments. We currently intend to make these payments under this Agreement.

c.	You represent that you have received a legal opinion that your receipt of 12b-1 distribution fees will not violate any applicable federal or state laws or regulations.

3.	Compensation for Administrative Services
You may be eligible to receive compensation for providing certain administrative services in respect of Shares of the Funds if you meet the requirements of and enter into a Class F Share Administrative Services Agreement with Capital Research and Management Company.

4.	Order Processing
Any order by you for the purchase of shares of the respective Funds through us shall be accepted at the time when it is received by us (or any clearinghouse agency that we may designate from time to time), and at the offering and sale price next determined, unless rejected by us or the respective Funds.  In addition to the right to reject any order, the Funds have reserved the right to withhold shares from sale temporarily or permanently. We will not accept any order from you that is placed on a conditional basis or subject to any delay or contingency prior to execution.  The procedure relating to the handling of orders shall be subject to the rules of the National Securities Clearing Corporation (NSCC) and any instructions that we shall forward from time to time to all members of the Selling Group.  The shares purchased will be issued by the respective Funds only against receipt of the purchase price, in collected New York or Los Angeles Clearing House funds subject to deduction of all compensation on such sale (reallowance of any compensation to which you are entitled on purchases at net asset value will be paid through our direct purchase compensation system).  If payment for the shares purchased is not received within the time limits set forth by the NSCC, the sale may be cancelled forthwith, by us or by the respective Funds, without any responsibility or liability on our part or on the part of the Funds, and we and/or the respective Funds may hold you responsible for any loss, expense, liability or damage, including loss of profit suffered by us and/or the respective Funds resulting from your delay or failure to make payment as aforesaid.

5.	Timeliness of Submitting Orders
You are obliged to date and indicate the time of receipt of all orders you receive from your customers and to transmit promptly all orders to us in time to provide for processing at the price next determined after receipt by you, in accordance with the Prospectuses.  You are not to withhold placing with us orders received from any customers for the purchase of shares.  You shall not purchase shares through us except for the purpose of covering purchase orders already received by you, or for your bona fide investment.

6.	Repurchase of Shares
If any share is repurchased by any of the Funds or is tendered thereto for redemption within seven business days after confirmation by us of the original purchase order from you for such security, you shall forthwith refund to us the full compensation paid to you on the original sale.

7.	Processing Redemption Requests
You shall not purchase any share of any of the Funds from a record holder at a price lower than the net asset value next determined by or for the Funds’ shares.  You shall, however, be permitted to sell any shares for the account of a shareholder of the Funds at the net asset value currently quoted by or for the Funds’ shares, and may charge a fair service fee for handling the transaction provided you disclose the fee to the record owner.

8.	Prospectuses and Marketing Materials
We shall furnish you without charge reasonable quantities of offering Prospectuses (including any supplements currently in effect) current shareholder reports of the Funds, and sales materials issued by us from time to time.  In the purchase of shares through us, you are entitled to rely only on the information contained in the offering Prospectus(es).  You may not publish any advertisement or distribute sales literature or other written material to the public that makes reference to us or any of the Funds (except material that we furnished to you) without our prior written approval.

9.	Effect of Prospectus
This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of shares made in offering Prospectuses of the Funds, which shall control and override any provision to the contrary in this Agreement.  Notwithstanding any contrary provision in this Agreement, you shall comply with the terms of the Prospectuses of the Funds.

10.	Relationship of Parties
You shall make available shares of the Funds only through us.  In no transaction (whether of purchase or sale) shall you have any authority to act as agent for, partner of, or participant in a joint venture with us or with the Funds or any other entity having either a Bank Selling Group Agreement or other Agreement with us.

11.	State Securities Qualification
We act solely as agent for the Funds and are not responsible for qualifying the Funds or their shares for sale in any jurisdiction.  Upon written request we will provide you with a list of the jurisdictions in which the Funds or their shares are qualified for sale. We also are not responsible for the issuance, form, validity, enforceability or value of Fund shares.

12.	Representations
a.
You represent that (1) you are (a) a properly registered or licensed broker or dealer under applicable federal and state securities laws and regulations, a member of the Financial Industry Regulatory Authority (FINRA), and your membership with FINRA is not currently suspended or terminated or (b) a "bank" as defined in Section 3(a)(6) of the Securities Exchange Act of 1934 (or other financial institution) and not otherwise required to register as a broker or dealer under such Act or any state laws; and (2) to the extent you offer any Class 529 shares, you are permitted by applicable law to offer such shares.  You agree to notify us immediately in writing if this representation ceases to be true.  You also agree that, if you are a bank or other financial institution as set forth above, you will comply with the applicable rules of the NASD, that you will maintain adequate records with respect to your customers and their transactions, and that such transactions will be without recourse against you by your customers.  We recognize that, in addition to applicable provisions of state and federal securities laws, you may be subject to the provisions of other laws governing, among other things, the conduct of activities by federal and state-chartered and supervised financial institutions and their affiliated organizations.  Because you will be the only entity having a direct relationship with the customer in connection with securities purchases hereunder, you will be responsible in that relationship for insuring compliance with all applicable federal and state laws and regulations relating to securities purchases hereunder.

b.
Each party to this Agreement represents that it will comply with all applicable laws, including applicable state privacy laws. Each party agrees to notify the other party immediately in writing if the foregoing representation ceases to be true to a material extent.

13.	Confidentiality
Each party to this Agreement agrees to maintain all information received from the other party pursuant to this Agreement in confidence, and each party agrees not to use any such information for any purpose, or disclose any such information to any person, except as permitted by applicable laws, rules and regulations. This provision shall survive the termination of this Agreement.

14.	Termination
Either of us may cancel this Agreement at any time by written notice to the other.

15.	Notices
All communications to us should be sent to the following address:

American Funds Distributors, Inc.
Attn: HOST Control – Contract Administration Team
3500 Wiseman Boulevard
San Antonio, TX 78251-4321
Telephone No.: 800/421-5475, option 8
Facsimile No.: 210/474-4088

Any notice to you shall be duly given if mailed or sent by overnight courier to you at the address specified by you below.

16.	Miscellaneous
a.
If you offer American Funds Money Market Fund, you acknowledge and agree that we may discontinue making payments of 12b-1 fees in respect of American Funds Money Market Fund if the fund’s investment adviser determines, in its sole discretion, that the yield on the fund’s portfolio securities does not support such payments.  We currently intend to make these payments under this Agreement.

b.
We reserve the right not to pay any compensation more than six (6) months in arrears in respect of accounts and/or assets that were not timely identified as eligible for compensation pursuant to this Agreement.

*           *           *           *           *

Execute this Agreement in duplicate and return one of the duplicate originals to us for our file.  This Agreement (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment and (ii) shall be construed in accordance with the laws of the State of California.

Very truly yours,
American Funds Distributors, Inc.

 By

 Accepted

Firm

 By
 Officer or Partner

 Address:

 Date:

SCHEDULE A
July 10, 2009

LIST OF FUNDS

AMCAP Fund
American Balanced Fund
American Funds Money Market Fund
American Funds Short-Term Tax Exempt Bond Fund
American High-Income Municipal Bond Fund
American High-Income Trust
American Mutual Fund
Bond Fund of America
Capital Income Builder
Capital World Growth and Income Fund
Capital World Bond Fund
EuroPacific Growth Fund
Fundamental Investors
Growth Fund of America
Income Fund of America
Investment Company of America
Intermediate Bond Fund of America
International Growth and Income Fund
Limited Term Tax-Exempt Bond Fund of America
New Economy Fund
New Perspective Fund
New World Fund
Short-Term Bond Fund of America
SMALLCAP World Fund
Tax-Exempt Bond Fund of America
Tax-Exempt Fund of California
Tax-Exempt Fund of Maryland
Tax-Exempt Fund of Virginia
U.S. Government Securities Fund
Washington Mutual Investors Fund